Synchronoss Technologies NASDAQ: SNCR Investor Presentation January 2020 1 © 20202019 Synchronoss Technologies, Inc. All Rights Reserved.

Legal Disclaimers This presentation includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources and its ability to satisfy or refinance its existing debt obligations, the Company’s growth strategies, the anticipated trends and challenges in the business and the market in which the Company operates, the Company’s expectations regarding federal, state and foreign regulatory requirements, the pending lawsuits against the Company described in its most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the SEC and available on the SEC’s website at www.sec.gov. The company does not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. 2 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Technologies at a Glance . We are a Software Services Company, providing transformative SaaS and PaaS offerings to the TMT market. . NASDAQ: SNCR . 2018 Revenue: $326 million . Market capitalization: $271 million (1/14/2020) . 200+ Customers, 1,500 Employees, 135+ Patents . Newly configured leadership team driving significant turnaround and refocus of business model: NEW MARKETS NEW FOCUS NEW CHANNELS NEW MODELS EXPANDING GROWING SCALING TRANSITION From Operators to  From Domestic to  Via Partnerships From License to  TMT Global Recurring Increasing New Customer  Increasing Reach and  Increased Sales Velocity,  Increasing  Opportunities Scale Lower Costs Predictability 3 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Our Golden Thread: What We Do We help companies maximize growth, reduce operating costs and improve  customer experiences and engagement in order to be competitive. CLOUD MESSAGING DIGITAL IoT 50% of  20% of  30% of  New revenue revenue revenue Business Note: Revenue percentages based on trailing twelve months ended 9/30/19 4 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Cloud Platform A platform that provides operators new service revenue for personal data storage,  content transfer and faster device set‐up, while also improving subscriber churn. New U.S. based Tier 1 carrier expected to  Personal Cloud: Store, Sync and Engagement  launch Synchronoss white label cloud in 2020 in Subscriber Media from any device 2019: TracFone launching first brand on    IN Synchronoss white label cloud in January  Content Transfer: Wirelessly transfer content    3.5B+ 2020 Personal Cloud from/to a device, all OS’s, cloud in retail,  Users (2019) AT&T selects Synchronoss  OPPORTUNITY online   Statista.com 2019 Out‐of‐the‐Box‐Experience Solution  Out of the Box Experience (OOBE): Wirelessly  to Deliver Mobile Offers to its Subscribers ANNOUNCED   PRODUCTS: transfer content from/to a device, all OS’s,  White‐label cloud agreement with Assurant MARKET   $80B cloud in retail, online 5‐year extension of BT white‐label cloud  DEALS Global opportunity   agreement by 2020 Switcher: Initiate MNO “switch” to simplify  GLOBAL Nasdaq and reduce time at retail, online NEW 5 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Cloud Applications Personal App Retail, Online Device Set Up Retail, Online Personal Cloud Content Transfer O.O.B.E. Switcher Store, Sync and  Wirelessly  Embedded in device   Initiate MNO  Engagement in  transfer content  setup with service  “switch” to simplify  Subscriber Media  from/to a device,  promotion, upgrades and  and reduce time at  from any device all OS’s, cloud in  provisioning (Android)  retail, online retail, online 6 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Messaging Platform An end‐to‐end platform and client suite that creates an advanced  messaging experience that powers a third‐party commerce ecosystem. Messaging as a Platform: Integration of  Phase II of Japan Advanced Messaging  messaging technology into Operator networks  Partnership 2019: and devices.   IN 4B+   Selected by CCMI joint venture of AT&T,  Global messaging  Messaging Marketplace: A real‐time portal for  Sprint, T‐Mobile, and Verizon to roll out  users  OPPORTUNITY brand onboarding and consumer engagement.   Statista.com, 2018 RCS‐based advanced messaging in the  United States. Advanced Messaging App: RCS‐powered  ANNOUNCED   PRODUCTS: application that delivers P2P and A2P  MARKET   $1B+ experiences. DEALS Annual revenue from    WeChat, LINE, KakaoTalk GLOBAL Company Financials, 2019 NEW 7 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

A2P Messaging is Redefining How we Communicate Messaging is consumers preferred communication  100B A2P Messages / Yr.  channel. SMS Traffic will migrate to RCS. The number of  US Market (SMS Today) RCS Messages/User will exceed SMS. Mobile Squared 2019 Report Customers are about to get a serious upgrade in  functionality, delivering higher engagement and a better  experience through RCS. MESSAGING EMAIL APPS 98% 20% 20% Open Rate Open Rate Open Rate 90 Seconds 2% 2% Response Time Response Rate Response Rate A2PSMS is a $650M Annual Market today and growing 8 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Advanced Messaging Solution US Carriers Messaging Joint Venture (CCMI) delivers an enhanced end user experience,  ubiquitous interoperability, greater economies of scale and single business model for brands IMPLEMENTATION SERVICES MESSAGING  MESSAGING RCS  MARKETPLACE  AS A  MOBILE  (MMP) PLATFORM CLIENT (MAAP) Joint Venture Brand Onboarding A2P/P2A Messaging  Carrier Admin Transmission &  Brand Mgt Console Routing (Campaign  into Carrier  Orchestration) Networks BUSINESS  Analytics MOBILE  USERS SUBSCRIBERS  (ADVERTISERS) END USERS HOSTING SERVICES MANAGED SERVICES MAINTENANCE & SUPPORT SERVICES 9 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Advanced Messaging Opportunity Synchronoss Revenue Components US A2P SMART PHONES ADDRESSABLE MARKET License Revenue 1x Revenue  Recurring Revenue (SMS & RCS) Implementation  Managed  Mobile Client Services Services/Hosting 260M+ MaaP Initial & Future MaaP Licenses purchases  derived by volume of messages passed  US ANDROID SMARTPHONE MARKET MMP through the MaaP software  (ADDRESSABLE RCS) 125M MORE  MORE  MORE  MESSAGES USERS CONTENT MORE > $ MORE > $ MORE> $ 100B A2P Messages / Year  3 JAPAN CARRIERS 4 U.S. CARRIERS US Market (SMS Today) Mobile Squared 2019 Report 120mm subs 300mm subs Expected to grow to 121B A2P/P2A Messages by 2023 (SMS + RCS) Legend:   Monthly Active User:  Active end user of the service Mobile Client: Client software downloaded or preinstalled on an RCS device Message: A2P or P2A Messages exchanged between users & brands (RCS & SMS) 10 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Digital Platform A next gen platform layered over existing legacy systems platform that creates  and manages digital experiences and journeys, across all channels, in real time.  Multi‐country pilot with British American  Journey Creator: A low/no‐code, drag and drop tool  Tobacco set for customer journey creation and management. 2019:   DXP agreement with Indosat Ooredoo IN 94% Journey Integrator: Seamlessly integrates into any    legacy IT system, extracting data, workflows and  Customers frustrated by DXP agreement with Amazon poor experiences enterprise services. OPPORTUNITY   Thunderhead, 2019 Journey Publisher: Ability for Journey Creator to  Financial Analytics deal and DXP reseller  agreement with Rackspace instruct and populate existing UI in any existing  ANNOUNCED   PRODUCTS: MARKET channel – dramatically reduces need for software    $14.5B releases.  Expected spend on Digital Journeys agreements with  DEALS customer experience   Wireless Advocates and Telkom Indonesia Data Analytics: Insights and AI to track and  GLOBAL management in 2024 NEW Statista, 2019 fine‐tune the effectiveness of customer journeys. 11 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

DXP Solves a Critical Problem in Experience  Management Today… Now, Digital Journeys creates… There is a hole in the IT Stack “An Omni‐Channel Experience” ONE TEAM . All channels must be integrated to back end . Coordinated pause and resume customer experiences  . Each channel requires its own work flow . Agile teams of IT and marketing working closely together . Each customer experience is hand coded . Increased NPS from seamless, insightful experiences 12 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss IoT Platform A platform that unifies utility and security systems and data into  a cloud‐based, single dashboard that provides near real‐time controls and  insights on building management. Differentiated Dashboards: Configurable  New Smart Buildings partnerships with  dashboards customized for the needs of different  CityFM, Accruent, Microsoft, Arrow  2019: stakeholders in facility management.    Electronics, and Tridium IN 3.3B+   M2M connections System and Sensor Integration: Integration  Completed Smart Buildings proof of  by 2021 of power, water, HVAC, security and other  concept with Rackspace OPPORTUNITY   Cisco, 2017 control points. Commercial launch of AT&T IoT Smart  ANNOUNCED Synchronoss Insights Platform (SIP):    PRODUCTS: Cities initiative –first two customers MARKET   Data aggregation and applied insights  $1T+ across systems. DEALS Spend by 2020   GLOBAL Command and Control Panel: A single control  IDC, 2017 point for utilities and security systems and data. NEW 13 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Traditional LOCKED SYNCHRONOSS SMART BUILDINGS  Legacy Building Systems is a single pane of glass  to interact with different  systems and sensors.  MULTIPLE PORTALS SYSTEM LIGHTING SYSTEM SURVEILLANCE ACCESS CONTROL BUILDING CONTROLS SYSTEMS CONTROLLER HVAC SYSTEM SYSTEM METERS 14 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Synchronoss Financial Overview David Clark, Chief Financial Officer INVESTOR DAY 2019 15 © 2019 Synchronoss Technologies, Inc. All Rights Reserved.

Financial Priorities Continued cost reduction / drive continued improvement in  operating leverage Optimize capital structure Continue to improve investor understanding of Synchronoss  value proposition Complete Control Remediation 16 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Third Quarter 2019 Results CONTINUED IMPROVEMENT IN PROFITABILITY (000s) Q3 Q3 9 mos 9 mos 2019 2018 2019 2018 Revenue (Pre-STI Writedown) $78,210 $83,286 $244,161 $243,737 GAAP Revenue 52,210 83,286 218,161 243,737 Adjusted Gross Profit 43,596 40,607 138,799 119,396 Adjusted Gross Margin 55.7% 48.8% 56.9% 49.0% Adjusted EBITDA 5,799 9,360 21,098 (1,413) Operating Expenses 67,580 74,201 199,802 237,912 GAAP Net Loss (69,432) (54,529) (122,049) (141,839) Non-GAAP Net Loss from Continuing Operations (6,901) (10,726) (18,750) (46,621) 17 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Financials Are Improving ADJUSTED EBITDA TREND Quarterly EBITDA Trend ($mil) 9 Mos 2019 vs. 9 Mos 2018 ($mil) $20.0 $25.0 $15.4 9 Mos 2019 $15.0 $20.0 $9.4 $8.7 $10.0 $6.6 $15.0 $5.8 $5.0 $10.0 $21.1 ($10.8) $0.0 $0.0 Q2 2018 Q3 2018Q4 2018 Q1 2019 Q2 2019 Q3 2019 $5.0 ($5.0) 9 Mos 2018 ($10.0) $0.0 Q1 2018 ($15.0) ($5.0) . Consistent improvement in Adjusted EBITDA . Year over year improvement in adjusted EBITDA demonstrates  effectiveness of 2018 cost reduction efforts 18 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Improving Earnings Leverage Due to Cost Reduction Efforts Adjusted Gross Margin –Year Over Year Improvement Adjusted EBITDA Margin –Year Over Year Improvement 58.00% 10.0% 9.0% 56.00% 8.0% 54.00% 7.0% 52.00% 6.0% 50.00% 5.0% 4.0% 48.00% 3.0% 46.00% 2.0% 44.00% 1.0% 0.0% 42.00% 9 mos 18 9 mos 19 40.00% Q3 18 Q3 19  Significant improvement in gross margin and EBITDA margin throughout 2018 and 2019  Earnings leverage driven by cost reduction efforts – transition from data centers to cloud for storage,  office consolidation, headcount reductions, etc. 19 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Capital/Financing Strategy ACTION TIMING Pay off balance of convertible notes STEP 1 Current balance: $47.1 million Completed August 2019 Explore working capital financing for  additional capital flexibility STEP 2 • Bank line of credit Completed October 2019 • Supply chain financing • Factoring Preferred stock PIPE can be prepaid without  Evaluate long term capital needs STEP 3 penalty in August 2020 20 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Series A Convertible Participating Perpetual Preferred Stock Holder: Siris Capital Original Issue Amount: $185 million Dividend: 14.5% per annum, payable in kind or in cash at Company’s sole discretion Issue Date: February 15, 2018 Maturity: February 15, 2023 At maturity, company has the option to issue a senior unsecured note with principal equal to the Redemption Price and interest rate equal to the Dividend Rate with an additional term to maturity of one year Prepayment: SNCR has the option to prepay without penalty beginning August 15, 2020 Redemption Value: $243.1 million through August 15, 2020 (including prepayment penalty) 21 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Summary We are participating in  We have existing  We are penetrating new  We are participating in  large markets with  relationships to leverage  vertical markets through  recurring revenue  growth potential across our portfolio direct and partner  business models that  channels scale with time 22 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Thank You 23 © 2019 Synchronoss Technologies, Inc. All Rights Reserved.

Appendix 24 © 2019 Synchronoss Technologies, Inc. All Rights Reserved.

Reconciliation of GAAP to non-GAAP Financial Measures – Adjusted EBITDA ($000s, unaudited) 25 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary

Reconciliation of GAAP to non-GAAP Financial Measures ($000s, unaudited) 26 © 2019 Synchronoss Technologies, Inc. All Rights Reserved. Synchronoss Confidential & Proprietary